UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

KAR Auction Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34568	20-8744739

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11299 N. Illinois Street

Carmel, Indiana 46032

(Address of principal executive offices)

(Zip Code)

(800) 923-3725

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	KAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 24, 2022, KAR Auction Services, Inc. (the “Company”) entered into a Securities and Asset Purchase Agreement (the “Purchase Agreement”) with Carvana Group, LLC, a Delaware limited liability company (“Buyer”), and Carvana Co., a Delaware corporation, solely for purposes of Section 10.15 thereof as guarantor (the “Guarantor”), pursuant to which Buyer will acquire the US physical auction business of the Company (the “Transferred Business”, and together along with the other transactions contemplated therein, the “Transaction”).

Total cash consideration payable by Buyer to Company for the sale of the Transferred Business is $2.2 billion, subject to adjustment for cash, indebtedness, transaction expenses and net working capital.

The consummation of the Transaction is subject to the satisfaction or waiver of certain customary closing conditions, including (a) the completion of certain pre-closing restructuring steps in connection with the Transaction, (b) the accuracy of each party’s representations and warranties (subject to customary materiality and other qualifiers), (c) each party’s performance and compliance with its covenants contained in the Purchase Agreement, (d) the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, which occurred at 11:59 pm ET on February 23, 2022, and (e) the absence of any statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other issued order preventing the consummation of the Transaction. The Transaction is not subject to any financing condition. None of the Company, Buyer nor Guarantor require the approval of their stockholders or members, as applicable, to close the Transaction.

The Purchase Agreement contains customary representations, warranties and covenants, including those restricting the operation of the Transferred Business prior to the closing of the Transaction without the consent of Buyer.

Either Buyer or the Company may terminate the Purchase Agreement (i) by written notice to the other party, if (a) the closing of the Transaction has not consummated on or before the close of business on June 24, 2022, or (b) if any final and non-appealable order, decree or injunction has been issued by a governmental entity permanently enjoining or otherwise prohibiting the consummation of the Transaction, provided that the failure to consummate the Transaction pursuant to clauses (a) and (b) was not primarily caused by a material breach under the Purchase Agreement by the party seeking to terminate the Purchase Agreement, or (ii) if the other party is in breach under the Purchase Agreement such that certain conditions to the closing of the Transaction are incapable of being satisfied and such breach is not cured in the time period specified in the Purchase Agreement. The Purchase Agreement may also be terminated by the mutual written consent of Buyer and Seller. Subject to the satisfaction or waiver of the closing conditions set forth in the Purchase Agreement, the Transaction is expected to close in the second quarter of 2022.

The description of the Purchase Agreement set forth under this Item 1.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

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The representations, warranties and covenants of the Company, Buyer and Guarantor contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (i) have been made only for purposes of the Purchase Agreement, (ii) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (iii) were made only as of the date of the Purchase Agreement or such other date as is specified in the Purchase Agreement and (iv) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Company, Buyer, Guarantor or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Buyer, Guarantor or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s, Buyer’s or Guarantor’s public disclosures.

Item 7.01 Regulation FD Disclosure.

On February 24, 2022, the Company issued a press release announcing that the Company entered into the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Form 8-K.

On February 25, 2022, the Company will hold a conference call with analysts and investors regarding the Transaction. A copy of the materials that will be presented during the conference call is furnished as Exhibit 99.2 to this Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Certain statements contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, include, and the Company may make related oral, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and which are subject to certain risks, trends and uncertainties. In particular, statements made that are not historical facts may be forward-looking statements. Words such as “should,” “may,” “will,” “can,” “of the opinion,” “confident,” “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “predicts,” “strategy,” “outlook,” “initiatives,” “goals,” “opportunities,” and similar expressions identify forward-looking statements. Such statements are based on management’s current expectations, are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results projected, expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include (i) the Company and Buyer may be unable to complete the proposed transaction in a timely manner or at all, which may materially and adversely affect the Company’s business and the price of the Company’s common stock, because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived; (ii) uncertainty as to the timing of completion of the proposed transaction; (iii) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement; (iv) risks related to disruption of management’s attention from the Company’s ongoing business operations; (v) the effect of the announcement or the pendency of the proposed transaction on the Company’s relationships with its customers, operating results and business generally; (vi) the outcome of any legal proceedings to the extent initiated against the Company, Buyer or others related to the proposed transaction; (vii) the ability of the Company to execute on its strategy and achieve its goals and other expectations after the completion of the proposed transaction; and (viii) those other matters disclosed in the Company’s Securities and Exchange Commission filings. The Company does not undertake any obligation to update any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
2.1*	Securities and Asset Purchase Agreement, dated as of February 24, 2022, by and among KAR Auction Services, Inc., Carvana Group, LLC and Carvana Co. solely for purposes of Section 10.15 thereof as guarantor.
99.1	Press Release of KAR Auction Services, Inc., dated February 24, 2022.
99.2	Investor Presentation, dated February 24, 2022.
104	Cover page Interactive Date File (embedded within Inline XBRL document).

* Certain schedules to this Exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company hereby agrees to hereby furnish supplementally a copy of all omitted schedules to the SEC upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAR Auction Services, Inc.

By:	/s/ Eric M. Loughmiller
Name:	Eric M. Loughmiller
Title:	Executive Vice President and Chief Financial Officer

Dated: February 24, 2022

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